# Drew Industries Incorporated

(NYSE: DW)









**A Leading National Supplier of a Wide Variety of Components for RVs and Manufactured Homes**

DREW
INDUSTRIES INCORPORATED

# Forward-Looking Statements

- This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, acquisitions, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 27A of the Securities Act of 1933 (the "Securities Act").

- Forward-looking statements, including, without limitation, those relating to our future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of our senior management at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by such forward-looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. You should consider forward-looking statements, therefore, in light of various important factors, including those set forth under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2012, and in our subsequent filings with the Securities and Exchange Commission (the "SEC").

- There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel, steel-based components and aluminum) and other components, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, availability and costs of labor, inventory levels of retail dealers and manufacturers, levels of repossessed products for which we sell our components, changes in zoning regulations for manufactured homes, seasonality and cyclicality in the industries to which we sell our products, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the successful integration of acquisitions, realization of efficiency improvements, the successful entry into new markets, interest rates, oil and gasoline prices, and the successful implementation of management succession. In addition, international, national and regional economic conditions and consumer confidence affect the retail sale of products for which we sell our components.

# SECTION I

# Overview

# Drew's Segments – LTM 06/2013

**Net Sales - $966 million**


MH = $122 million
13%
RV = $844 million
87%



**Segment Operating Profit - $64 million**


MH = $12 million
19%
RV = $52 million
81%



# Drew's Products – Components for RVs and Manufactured Homes

## Net Sales of $966 Million for the 12 Months Ended June 30, 2013



RV Furniture and Mattresses: $86 million
RV Chassis, Slide-outs and Other Chassis Parts: $475 million
MH Chassis and Chassis Parts: $40 million
Other Products: $53 million
Axles and Suspension Products: $66 million
RV Segment Windows and Doors: $179 million
MH Segment Windows and Doors: $67 million
9%
4%
5%
7%
49%
19%
7%

# Financial Performance



Net Sales and EBITDA (1) (in millions)
Net Sales
EBITDA
RV Segment net sales
MH Segment net sales
EBITDA
$1,000
$800
$600
$400
$200
$0
$90
$75
$60
$45
$30
$15
$0
$255
$108
$147
$325
$171
$154
$353
$220
$134
$531
$348
$183
$669
$448
$221
$729
$509
$220
$669
$492
$177
$511
$368
$143
$398
$313
$85
$573
$477
$96
$681
$571
$110
$901
$781
$120
$966
$844
$122
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
LTM 6/30/13

*(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 42).*

# SECTION II

# RV Industry

# RV Market

**TOWABLE RVS (Approximately 83% of Drew's RV Segment net sales)**


Travel trailer


Fifth-wheel travel trailer


Travel trailer with expandable ends


Sport utility RV "Toy Hauler"


Folding camping trailer


Truck camper

- 90% of industry 2012 unit sales
- 66% of 2012 wholesale dollar sales, or $7.0 billion
- Retail cost $4,000 to $100,000 per unit. Average about $29,000

**MOTORHOMES (Approximately 5% of Drew's RV Segment net sales)**


Type A Motorhome


Type B Motorhome


Type C Motorhome

- 10% of industry 2012 unit sales
- 34% of 2012 wholesale dollar sales, or $3.7 billion
- Retail cost $41,000 to $400,000+ per unit. Average about $131,000

# Why We are Optimistic

- More economical family vacations
  - Typical RV family vacation is 23 to 59 percent less expensive for a family of four



- Shift in U.S. culture toward more RV-related activities
  - College and NFL football games
  - NASCAR events
  - More active, shorter, "greener", & family oriented vacations



- Positive demographics
  - The number of consumers between the ages of 55 and 70 is projected to total 56 million by 2020, 27 percent higher than in 2010
  - One in ten vehicle-owning households between 50 and 64 owns at least one RV

# RVs - Industry Wholesale Shipments

**Approximately 83% of Drew's RV Segment net sales are for Travel Trailer and 5th Wheel RVs**



Industry Units
(Industry units in thousands)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
500
400
300
200
100
0
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 LTM 6/13 2013 P
321 300 257 311 321 370 384 391 353 237 166 242 252 286 306 310
72 61 49 60 62 73 61 56 55 28 13 25 25 28 33 33
71 62 51 55 45 43 42 42 36 24 15 18 14 15 15 15
178 177 157 196 214 254 281 293 262 185 138 199 213 243 258 262
RV Share Held by TTs & 5th Wheels 55% 59% 61% 63% 67% 69% 73% 75% 74% 78% 83% 82% 85% 85% 84% 84%

Projection for 2013 is the latest published by the RVIA (June 2013).

# Recent RV Industry Trends



Units
Travel Trailer and 5th Wheel RVs, Drew's primary RV market
(Units in thousands)
Wholesale
Retail
300
275
250
225
200
175
150
125
100
75
50
25
0
226.4
185.1
138.3
164.3
199.2
186.0
212.9
206.0
242.9
222.9
131.5
123.1
146.6
135.4
2008
2009
2010
2011
2012
Jun YTD '12
Jun YTD '13

| | 2008 | 2009 | 2010 | 2011 | 2012 | Jun YTD '12 | Jun YTD '13 |
|---|---|---|---|---|---|---|---|
| Dealer Inventory Change | (41.3) | (26.0) | 13.2 | 6.9 | 20.0 | 8.4 | 11.2 |

June retail sales data for RV's has not been published yet, therefore 2013 retail data for RV's includes an estimate for June 2013 retail units.

# SECTION III

# Our RV Segment

# RVs - Industry Wholesale Shipments

## (Compared to Drew's Performance)


Industry Units
Approximately 83% of Drew's RV Segment net sales are for Travel Trailer and 5th Wheel RVs
Drew's Net Sales
(Industry units in thousands, net sales in millions)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
Drew RV Segment Net Sales
800
700
600
500
400
300
200
100
0
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 LTM 6/13 2013 P
321 300 257 311 321 370 384 391 353 237 166 242 252 286 306 310
72 61 49 60 62 73 61 56 55 28 25 25 28 33 33
71 62 51 55 45 43 42 42 36 24 15 18 14 15 15 15
178 177 157 196 214 254 281 293 262 185 138 199 213 243 258 262
$78 $101 $108 $171 $220 $346 $448 $509 $492 $368 $313 $477 $571 $781 $844
RV Share Held by TTs & 5th Wheels
55% 59% 61% 63% 67% 69% 73% 75% 74% 78% 83% 82% 85% 85% 84% 84%

(1) Projection for 2013 is the latest published by the RVIA (June 2013).

# Content Per New Towable RV

- Approximately 83% of RV Segment net sales are for Travel Trailer and Fifth-Wheel RVs
- 100% market share in existing products would yield approximately $5,000 per Towable RV
- Growth in RV "features" drives content increases


2001-2012 average content increase = $185 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,148
$2,337
$2,700
$2,713
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
LTM 6/13

| | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | LTM 6/13 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| RV Segment operating profit margin | 7.7% | 8.4% | 10.1% | 8.2% | 8.5% | 7.4% | 11.3% | 5.9% | 2.9% | 7.9% | 6.6% | 6.0% | 6.2% |

**At industry production levels for the 12 months ended June 2013, each $100 increase in content adds approximately $26 million in sales for Drew.**

**See Page 9 for Industry Information**

# RV Segment Net Sales by Type


LTM 6/13- $844 Million
$83 million
10%
$23 million
3%
$38 million
4%
$700
million
83%
Travel Trailer & Fifth-Wheel - OEM
Motorhome - OEM
Aftermarket
Adjacent Industries
LTM 6/12- $681 Million
$63 million
9%
$16 million
2%
$23 million
4%
$579
million
85%

# SECTION IV

## Manufactured Housing Industry

# Manufactured Housing (MH) Market

- Cost per sq. ft. is $41 for MH vs. $83 for site-built homes
- Average retail price of $60,600 for a 1,470 sq. ft. MH
- 9 million manufactured homes across the U.S.
- Improved quality, appearance and safety



- Studies have shown that MHs built since 1995 sustain no more damage in hurricanes than site-built homes

# Manufactured Housing – Industry Production



Industry Units
(Industry units in thousands)
Multi-Sections
Single-Section
400
350
300
250
200
150
100
50
0
349
123
226
251
75
176
193
49
144
168
37
131
131
27
104
131
34
97
147
52
95
117
33
84
96
31
65
83
31
52
50
19
31
50
20
30
52
25
27
55
26
29
56
26
30
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
LTM 6/13
MH Share Held by Multi-Sections
65%
70%
75%
78%
79%
74%
65%
72%
68%
63%
63%
59%
51%
53%
54%

There are no industry forecasts for the manufactured housing industry.

# MH: Favorable Factors

INDUSTRY:

- Demand
  - Demand for quality, affordable housing is likely to increase
  - Baby boomers retiring in increasing numbers
  - Dealer and manufacturer inventory levels are reasonable
  - Availability of financing is still an issue, as is the weak overall housing market

DREW:

- Drew remains profitable in MH Segment: 9.6% operating profit margin for the 12 months ended June 30, 2013

# SECTION V

## Our Manufactured Housing Segment

# Manufactured Housing – Industry Production

## (Compared to Drew's Performance)



Industry Units
(Industry units in thousands, net sales in millions)
Drew's Net Sales
Multi-Sections
Single-Section
Drew's MH net sales
400
350
300
250
200
150
100
50
0
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
349
123
226
$191
251
75
176
$152
193
49
144
$147
168
37
131
$154
131
27
104
$134
131
34
97
$183
147
52
95
$221
117
33
84
$220
96
31
65
$177
83
31
52
$142
50
19
31
$85
50
20
30
$96
52
25
27
$111
55
26
29
$120
56
26
30
$122
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
LTM 6/13
MH Share Held by Multi-Sections
65%
70%
75%
78%
79%
74%
65%
72%
68%
63%
63%
59%
51%
53%
54%

There are no industry forecasts for the manufactured housing industry.

# Content Per New Manufactured Home

- 100% market share in existing products would yield approximately $4,500 per home
- Affordability of the homes constrains content growth



$663
$796
$871
$1,281
$1,330
$1,666
$1,450
$1,429
$1,307
$1,368
$1,493
$1,465
$1,426
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
LTM 6/13

| | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | LTM 6/13 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Sections per home | 1.77 | 1.81 | 1.83 | 1.78 | 1.68 | 1.76 | 1.71 | 1.65 | 1.65 | 1.61 | 1.52 | 1.54 | 1.55 |
| MH Segment operating profit margin | 9.4% | 9.7% | 9.2% | 8.4% | 8.9% | 8.1% | 5.8% | 4.3% | 0.5% | 8.3% | 9.8% | 10.3% | 9.6% |

See Page 17 for Industry Information

# MH Segment Net Sales by Type


LTM 6/13- $122 Million
$29 million
24%
$13 million
10%
$80 million
66%
OEM
Aftermarket
Adjacent Industries


LTM 6/12 - $120 Million
$24 million
20%
$13 million
11%
$83 million
69%

# SECTION VI

## Strategy

# Business Strategy

## ◉ Maximize profitability and return on assets through

- **New product introductions**
- **Market share growth**
- **Operational efficiencies**
- **Diversification to related industries**
- **Strategic acquisitions**

## ◉ This strategy accomplished through

- Outstanding customer service
- Motivating management through strong profit incentives
- Low cost manufacturing:
  - Optimizing production efficiencies and implementing stringent cost controls
- Working capital management
- R & D efforts
- Disciplined and patient acquisition philosophy

# Expanding Our Growth Potential

| Opportunities | Est. Total Market |
| --- | --- |
| 2011 – Newly Developed Line of RV Awnings | $ 150 million |
| 2011 – Aluminum Extrusions | $ 200 million |
| 2011 – Doors and Windows for Truck Caps, Horse Trailers and Buses | $ 100 million |
| 2011 – Cross Sell Existing Products to Boat, Livestock, Equipment, Utility and Cargo Trailer Markets, as well as Mid-Size and School Buses | $ 400 million |
| 2011 – Sales of Replacement Parts to the RV and Manufactured Housing Aftermarkets | $ 250 million |
| **Total Market** | **$ 1.1 billion** |

# Acquisition Criteria

- Drew is a **disciplined** and **patient** acquirer
- Gain market share or add products from other suppliers through acquisitions
- Seek products or technologies that we can expand through our nationwide customer base and factory network
- Become an even more extensive supplier to our customers
- Consider acquisitions in adjacent industries, such as components for mid-size buses, school buses and trailers used to haul boats, horses, livestock, equipment and other cargo

# New Products and Acquisitions

2006 2007 2008 2009 2010 2011 2012 2013

- **Acquire TRAIL AIR:** Adding RV suspension products
- **Acquire Happijac:** Adding patented bed lifts for RVs
- **Acquire Coach Step:** Adding electric steps for motorhomes
- **Acquire Extreme Engineering:** Expanding specialty trailer product line
- Began production of entry doors for RVs
- **Acquire Seating Technology:** Adding furniture for RVs in Midwest market
- Began production of entry doors for MH
- **Acquire QuickBite ™:** Adding a new innovative coupler
- **Acquire Schwintek:** Adding wall-slide mechanism and motorhome leveling devices
- **Acquire Level-up ™:** Adding leveling system for fifth-wheel RVs
- Introduce RVLOCK remote locking product
- **Acquire Sellers:** Adding chassis customization & suspension for motorhomes & transit buses
- **Acquire Home-Style:** Expanding furniture for RVs in Northwest market
- **Acquire M-Tec:** Adding components for RVs and mobile office units
- **Acquire EA Technologies:** Expanding towable RV chassis and slide-out mechanisms
- **Acquire M&M Fabricators:** Expanding chassis customization operation
- **Acquire Starquest:** Adding windows for truck caps, horse trailers and buses
- **Acquire Amerimax:** Additional RV towable entry doors
- **ACQUIRE Midstates:** Adding Tool & Die and automation capabilities
- Introduce RV awnings

# 2010 – 2013 Acquisitions

| ($ in millions) | Purchase Price | Historical Sales | Description |
|---|---|---|---|
| Level-Up TM(1) | $ 1.4 | $ 1 | Six-point leveling system for fifth-wheel RVs |
| Schwintek(1) | $ 20.0 | $ 5 | Innovative RV wall slide-out mechanism and motorhome leveling devices |
| Sellers | $ 0.5 | $ 1 | Chassis customization & suspension for motorhomes & transit buses |
| Home-Style(1) | $ 7.3 | $ 12 | Upholstered furniture and mattresses for towable RVs in the Northwest market |
| M-Tec(1) | $ 6.0 | $ 12 | Components for RVs, mobile office units and manufactured homes |
| EA Technologies | $ 13.5 | $ 42 | Towable RV chassis and slide-out mechanisms |
| Starquest(1) | $ 22.6 | $ 22 | Windows for truck caps, horse trailers and certain types of buses |
| M&M Fabricators(1) | $ 1.0 | $ 3 | Chassis modification for transit buses, specialized commercial vehicles, and Class A and Class C motorhome RVs |
| Amerimax | $ 1.7 | $ 6 | Entry doors for towable RVs |
| Midstates | $ 1.5 | $ 2 | Manufacture of tools and dies, as well as automation equipment |
| Total | $ 75.5 | $ 106 | |

*(1) Plus contingent consideration payable on future sales.*

# SECTION VII

# Operating Results

# Operating Results

Three Months Ended June 30,

*FINANCIAL PERFORMANCE*

| *($ in millions, except EPS)* | 2012 | 2013 (1) | Change |
|---|---|---|---|
| Net Sales | $ 251.0 | $ 287.2 | 14% |
| Operating Profit | $ 19.0 | $ 25.7 | 35% |
| % of Sales | 7.6% | 9.0% | |
| Net Income | $ 11.7 | $ 15.9 | 36% |
| Diluted EPS | $ 0.52 | $ 0.67 | 29% |

(1) The Company's operating profit margin in the second quarter of 2013 improved from the second quarter of 2012, and also improved sequentially from the first quarter of 2013. In the 2013 second quarter, the Company's operating profit margin before executive succession charges was 9.2 percent, compared to 5.8 percent in the 2013 first quarter. In the second quarter of 2013, labor efficiencies continued to improve, with labor costs as a percent of net sales declining by 0.6 percent compared to the first quarter of 2013. This followed a sequential reduction of labor as a percent of sales of more than 1 percent in the first quarter of 2013 compared to the fourth quarter of 2012. These reductions in labor costs as a percent of sales during the first two quarters of 2013 were primarily due to improved production processes implemented by management, as well as expected declines in the costs of implementing facility consolidations and realignments. The second quarter of 2013 also benefitted from the spreading of fixed costs over a seasonally larger sales base and seasonally lower payroll taxes. The Company is continuing to implement additional efficiency improvements as they are identified. However, the benefits of such improvements on operating margins in the latter half of 2013 will likely be offset by the spreading of fixed costs over a seasonally smaller sales base.

# Operating Results

Six Months Ended June 30,

FINANCIAL PERFORMANCE

| ($ in millions, except EPS) | 2012 | 2013 (1) | Change |
|---|---|---|---|
| Net Sales | $ 474.6 | $ 539.8 | 14% |
| Operating Profit | $ 36.3 | $ 39.3 | 8% |
| % of Sales | 7.6% | 7.3% | |
| Net Income | $ 22.8 | $ 24.2 | 6% |
| Diluted EPS | $ 1.01 | $ 1.03 | 2% |

(1) During the first quarter of 2013, the Company's operating profit margin was below the first quarter of 2012 due to production inefficiencies and costs incurred as a result of significant growth and expansion over the prior year. In response to the substantial increase in sales over the past year, the Company added significant resources, including personnel and facilities, to expand and improve production capacity and efficiencies. In the second quarter of 2013, the Company realized the benefits of many of these initiatives, and operating profit margin improved from the second quarter of 2012, and also improved sequentially from the first quarter of 2013. In the first six months of 2013, the Company's operating profit margin before executive succession charges was 7.6 percent. In the second quarter of 2013, labor efficiencies continued to improve, with labor costs as a percent of net sales declining by 0.6 percent compared to the first quarter of 2013. This followed a sequential reduction of labor as a percent of sales of more than 1 percent in the first quarter of 2013 compared to the fourth quarter of 2012. These reductions in labor costs as a percent of sales during the first six months of 2013 were primarily due to improved production processes implemented by management, as well as expected declines in the costs of implementing facility consolidations and realignments. The Company is continuing to implement additional efficiency improvements as they are identified. However, the benefits of such improvements on operating margins in the latter half of 2013 will likely be offset by the spreading of fixed costs over a seasonally smaller sales base.

# Results By Segment

Three Months Ended June 30,

*FINANCIAL PERFORMANCE*

| *($ in millions)* | 2012 | 2013 (1) | Change |
|---|---|---|---|
| Net Sales: | | | |
| RV Segment | $ 218.4 | $ 253.1 | 16% |
| MH Segment | $ 32.6 | $ 34.1 | 5% |
| Operating Profit: | | | |
| RV Segment | $ 14.8 | $ 22.6 | 53% |
| MH Segment | $ 4.1 | $ 3.8 | (7%) |
| Operating Profit as a Percentage of Net Sales: | | | |
| RV Segment | 6.8% | 8.9% | |
| MH Segment | 12.6% | 11.1% | |

(1) Refer to page 30 for a narrative of 2013 results.

# Results By Segment

Six Months Ended June 30,

FINANCIAL PERFORMANCE

| *($ in millions)* | 2012 | 2013 (1) | Change |
|---|---|---|---|
| Net Sales: | | | |
| RV Segment | $ 414.0 | $ 477.1 | 15% |
| MH Segment | $ 60.6 | $ 62.7 | 3% |
| Operating Profit: | | | |
| RV Segment | $ 29.3 | $ 34.9 | 19% |
| MH Segment | $ 7.0 | $ 6.3 | (10%) |
| Operating Profit as a Percentage of Net Sales: | | | |
| RV Segment | 7.1% | 7.3% | |
| MH Segment | 11.5% | 10.0% | |

(1) Refer to page 31 for a narrative of 2013 results.

# Debt Position

| ($ in millions) | Debt | Cash and Investments | Net Cash (Debt) | Cash Utilized for Acquisitions During the YTD Period |
|---|---|---|---|---|
| 12/31/10 | $ - | $ 44(1) | $ 44(1) | $ 22 |
| 12/31/11 | $ - | $ 7 | $ 7 | $ 50 |
| 12/31/12 | $ - | $ 10(2) | $ 10(2) | $ 1 |
| 06/30/13 | $ - | $ 32 | $ 32 | $ 2 |

*(1) On December 28, 2010, the Company paid a special dividend of $1.50 per share of the Company's Common Stock, or an aggregate of $33 million.*

*(2) On December 20, 2012, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $45 million.*

# Balance Sheets

FINANCIAL PERFORMANCE

| ($ in millions) | 12/31/10 | 12/31/11 | 12/31/12 | 06/30/13 |
|---|---|---|---|---|
| Total Assets | $ 307 | $ 351 | $ 374 | $ 438 |
| Total Debt | $ - | $ - | $ - | $ - |
| Cash & Investments | $ 44[(3)] | $ 7 | $ 10[(4)] | $ 32 |
| Stockholders' Equity | $ 243[(3)] | $ 277 | $ 284[(4)] | $ 325 |
| RATIOS | | | | |
| Days Sales in A/R[(1)] | 13 days | 17 days | 14 days | 20 days |
| Inventory Turns[(2)] | 6.5 turns | 6.2 turns | 7.8 turns | 7.8 turns |

*(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period. December 31 is the seasonal low point.*

*(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.*

*(3) After cash dividend of $1.50 per share, or $33 million paid in December 2010.*

*(4) After cash dividend of $2.00 per share, or $45 million paid in December 2012.*

# Cash Flow

| Significant use of cash items since December 31, 2007 | |
|---|---|
| Acquisitions (15) | $113 million |
| Capital expenditures | $ 91 million |
| Debt reduction | $ 27 million |
| Special dividends | $ 78 million |
| Stock repurchases | $ 10 million |
| **Total** | **$ 319 million** |

# Financial Strength

FINANCIAL PERFORMANCE

| (12 months ended) | 12/31/08 | 12/31/09 | 12/31/10 | 12/31/11 | 12/31/12 | 06/30/13 |
|---|---|---|---|---|---|---|
| Return on Equity | 6%[(2)] | 2%[(3)] | 11% | 11% | 13% | 13% |
| Return on Assets | 4%[(2)] | 2%[(3)] | 9% | 9% | 10% | 9% |
| Total Debt to Equity | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| Total Debt to EBITDA[(1)] | 0.20 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |

*(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 42).*
*(2) Excludes a goodwill impairment charge of $5.5 million ($3.4 million after tax).*
*(3) Excludes a goodwill impairment charge of $45.0 million ($29.4 million after tax).*

# The Future

- Increasing RV content
- RV industry growth
- Demographic tailwind
- Expanding into adjacent industries
- Affordable housing recovery







# Stock Price History

- Drew has 23.2 million shares outstanding and a market capitalization of approximately $994 million as of August 16, 2013



50
45
40
35
30
25
20
15
10
5
0
$5
$8
$14
$18
$28
$26
$27
$44
$12
$6
$21
$21
$23
$32
$43
2001
2002
2003
2004
2005
2006
2007
10/5/07
2008
3/9/09
2009
2010
2011
2012
8/15/13

(December 31, unless noted)

# Analyst Coverage

**CJS Securities**
*Dan Moore – (914) 287-7600*

**Sidoti & Company, LLC**
*Scott Stember – (212) 453-7017*

**Thompson Research Group**
*Kathryn Thompson – (615) 891-6206*

# Thank you!

## For more information contact:

**Jason Lippert**
*Chief Executive Officer*
**574-535-1125**
JasonL@lci1.com

**Joseph S. Giordano III**
*CFO & Treasurer*
**574-535-1125**
joe@drewindustries.com

**OR**
**VISIT OUR WEBSITE:**
**www.drewindustries.com**

# Reconciliation of Operating Profit to EBITDA

FINANCIAL PERFORMANCE

| ($ in millions) | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | LTM 6/13 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Operating Profit (Loss) | $20.3 | $29.2 | $34.3 | $44.0 | $57.7 | $55.3 | $66.0 | $19.9 | $(35.6) | $45.2 | $48.5 | $58.1 | $61.1 |
| Depreciation & Amortization | $8.4 | $7.3 | $7.8 | $9.3 | $12.0 | $15.7 | $17.6 | $17.1 | $18.5 | $17.1 | $20.5 | $25.7 | $26.8 |
| Goodwill Impairment | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $5.5 | $45.0 | $ - | $ - | $ - | $ - |
| EBITDA | $28.7 | $36.5 | $42.1 | $53.3 | $69.7 | $71.0 | $83.5 | $42.5 | $27.9 | $62.5 | $69.0 | $83.8 | $87.8 |
| | | | | | | | | | | | | | |
| Capital Expenditures | $8.2 | $10.5 | $5.1 | $27.1 | $26.1 | $22.3 | $8.8 | $4.2 | $3.1 | $10.1 | $ 24.3 | $32.0 | $36.4 |

# Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

| ($ in millions) | 2008 | 2009 | 2010 | 2011 | 2012 | LTM 6/13 |
|---|---|---|---|---|---|---|
| Net Sales: | | | | | | |
| RV Segment | $ 368.1 | $ 312.5 | $ 477.2 | $ 570.6 | $ 780.9 | $ 844.0 |
| MH Segment | 142.4 | 85.3 | 95.6 | 110.6 | 120.2 | 122.3 |
| Total Net Sales | $ 510.5 | $ 397.8 | $ 572.8 | $ 681.2 | $ 901.1 | $ 966.3 |
| Operating Profit: | | | | | | |
| RV Segment | $ 12.3 | $ (27.5) | $ 37.3 | $ 37.7 | $ 47.2 | $ 52.7 |
| MH Segment | 7.6 | (8.1) | 8.1 | 10.8 | 12.4 | 11.7 |
| Total Segment Operating Profit | 19.9 | (35.6) | 45.4 | 48.5 | 59.6 | 64.4 |
| Executive succession | - | - | - | - | (1.5) | (3.3) |
| Total Operating Profit | $ 19.9 | $ (35.6) | $ 45.4 | $ 48.5 | $ 58.1 | $ 61.1 |